Exhibit 99.2

CONSENT TO SUBLEASE and LEASE EXTENSION AGREEMENT

THIS CONSENT TO SUBLEASE and LEASE EXTENSION AGREEMENT (this “Consent”) made as of this 15th day of July, 2008, by and between 75 BROAD, LLC, a New York limited liability company, having an office at 150 Broadway, Suite 800, New York, New York 10038 (hereinafter "Owner"), DELTATHREE INC., a Delaware corporation, having an office at 75 Broad Street, 31st Floor, New York, New York 10004 (hereinafter "Tenant"), and EMARKETER, INC., a Delaware corporation having an office at 75 Broad Street, 32nd Floor, New York, New York 10004 (hereinafter "Subtenant").

WHEREAS, Owner and Tenant executed that certain agreement of lease dated as of December 14, 1999 (as amended, February, 2000, hereinafter called the “Lease”), covering certain space presently consisting of the entire rentable area of the 31st floor and entire rentable area of the 32nd floor (collectively, the “Premises”), in the building known as 75 Broad Street, in the Borough of Manhattan, City of New York (the “Building”) as more particularly described in the Lease;

WHEREAS, Tenant and Subtenant entered into that certain sublease agreement dated as of August 25, 2003 (whereby Tenant sublet to Subtenant the entire 32nd floor portion of the Premises) (modified by that certain modification agreement dated September 10, 2003, and which shall be further modified by the Second Sublease Modification (as hereinafter defined), collectively the “Sublease”);

WHEREAS, Tenant now desires to sublet to Subtenant and Subtenant desires to sublet from Tenant the balance (i.e., the entire 31st floor) of the Premises to Subtenant (the Premises may hereinafter also referred to as the “Sublet Space”) as more particularly described in the second sublease modification to sublease agreement dated July 15, 2008 (the “Second Sublease Modification”) attached hereto as Exhibit A; and

WHEREAS, Owner is willing to grant its consent to the Second Sublease Modification subject to, and in reliance upon, the representations, warranties, covenants, terms and conditions contained herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound hereby as of the date hereof, Owner, Tenant and Subtenant agree as follows:

 1.           Sublease Subordinate to Lease.  The Sublease shall be subject and subordinate at all times to the Lease and to all of the provisions, covenants, agreements, terms and conditions of the Lease and this Consent, and Subtenant shall not do or permit anything to be done in connection with Subtenant's use and occupancy of the Sublet Space which would violate any of said provisions, covenants, agreements, terms and conditions.  Any breach or violation of any provision of the Lease or of this Consent by Subtenant shall be deemed to be and shall constitute a default by Tenant in fulfilling such provision.  During the term of the Sublease, Subtenant shall duly observe and comply with all of the terms, covenants, agreements, provisions, obligations and conditions on the part of Subtenant to be performed or observed under the Sublease.  (All capitalized terms contained herein shall have the meaning ascribed to them in the Lease unless otherwise indicated herein.)

 2.           Representations and Warranties.  Tenant and Subtenant represent and warrant that no rent or other consideration is being paid or payable to Tenant by Subtenant for the right to use or occupy the Sublet Space or for the use, sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property in excess of the amount of rent stated in the Sublease.  Tenant and Subtenant further represent and warrant that the Sublease is the complete, true and correct agreement between the parties.

 3.           No Amendment of Sublease, Waiver.  Tenant and Subtenant agree that they shall not  change, modify or amend, cancel or terminate the Sublease or enter into any additional agreements relating to or affecting the use or occupancy of the Sublet Space or the use, sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, without first obtaining Owner's prior written consent thereto. Neither this Consent, the Sublease, the Lease, nor any acceptance of rent or other consideration from Subtenant by Owner, or Owner's agent shall operate to waive, modify, impair, release or in any manner affect Tenant's liability under the Lease or Subtenant's liability under the Sublease, nor shall the foregoing operate to waive any breach or violation of any provision of the Lease or any rights of Owner against any person, firm, association, corporation or other entity liable or responsible for the performance of any of the provisions, covenants, agreements, terms or conditions contained in the Lease, nor shall the foregoing enlarge or increase Owner's obligations or Tenant's rights or diminish Tenant's obligations under the Lease or otherwise; and all provisions, covenants, agreements, terms and conditions of the Lease are hereby declared by Tenant to be in full force and effect.  No assignment of the Lease or Sublease or further sublease of all or part of the Premises or the Sublet Space shall be made by Tenant or Subtenant, without the prior written approval of Owner pursuant to and in accordance with the provisions of the Lease and the Sublease.

 4.           Ratification of Sublease.  Nothing contained herein shall be construed as a consent to, or approval of, or ratification by Owner of any of the particular provisions of the Sublease or as a representation or warranty by Owner.  Owner shall not be bound or estopped in any way by the provisions of the Sublease.  By executing and delivering this Consent, Owner shall not be deemed to have modified or waived any of Tenant's obligations arising under or with respect to the Lease, except as expressly set forth herein.

 5.           Remedies for Default.  In the event of any default by Tenant or Subtenant in the full performance and observance of any of their respective obligations hereunder or in the event any representation or warranty of Tenant or Subtenant made herein shall prove to be false or misleading in any material respect, such event may, at Owner's option, be deemed a default under the Lease, and Owner shall have the right to and may pursue all of the rights, powers and remedies provided for in the Lease or at law or in equity or by statute or otherwise with respect to defaults.

 6.           Use.  Subject to and in accordance with all of the provisions, covenants, agreements, terms and conditions of the Lease, the Sublet Space shall be used by Subtenant for the purposes set forth in applicable sections or use clauses in the Lease, and for no other purpose.  Owner consents to the use of the Premises as set forth in the Sublease Modification Agreement dated September 10, 2003: i.e., “general and executive offices in connection with the business conducted by Subtenant and its permitted subtenants and assignees, and for no other purpose.”

7.           Termination; Attornment; Nondisturbance.  A.  If at any time prior to the expiration date or any earlier termination of the Lease, the term of the Lease with respect to the Sublet Space shall terminate or be terminated for any reason whatsoever and provided Subtenant is in default under the Sublease, the Sublease and the term thereof shall terminate on or prior to the day of such termination and Subtenant, at Subtenant's sole cost and expense, shall (i) quit and surrender the Sublet Space to Owner, broom clean, in good order and condition, ordinary wear and tear and damage for which Subtenant is not responsible for under the terms of the Sublease excepted, (ii) remove from the Sublet Space and the Building all of Subtenant's personal property and all other property and effects of Subtenant and all persons claiming through or under Subtenant, and (iii) repair all damage to the Sublet Space and the Building occasioned by such removal and otherwise as required by the Lease.  Except as otherwise provided in the Lease, Owner shall have the right to retain any property and personal effects which shall remain in the Sublet Space or the Building, on the date of termination of the Sublease, without any obligation or liability to Tenant or Subtenant, and to retain any net proceeds realized from the sale thereof, without waiving Owner's rights with respect to any default by Subtenant under the foregoing provisions of this paragraph and the provisions of the Lease and Sublease.  If Subtenant shall fail to vacate and surrender the Sublet Space in accordance with the provisions of this paragraph, Owner shall be entitled to all of the rights and remedies which are available to an owner against a tenant holding over after the expiration of a term of a lease, including, without limitation, collecting the sum set forth in Section 49 G of the Lease pursuant to and in accordance therewith, and any such holding over shall be, and be deemed to be, a default under the Lease.  Subtenant expressly waives for itself and for any person claiming through or under Subtenant, any rights which Subtenant or any such person may have under applicable laws in connection with any holdover summary proceedings which Owner may institute to enforce the foregoing.  If the date of the termination of the Sublease shall fall on a Sunday or holiday, then Subtenant's obligations under the first sentence of this paragraph shall be performed on or prior to the Saturday or business day immediately preceding such Sunday or holiday.  Subtenant's obligations under this paragraph shall survive the expiration date or earlier termination of the terms of the Lease and Sublease.

B. Provided Subtenant is not in default under the Sublease, Subtenant shall upon the date of termination of the term of the Lease with respect to the Sublet Space and without any additional or further agreement of any kind on the part of Tenant or Subtenant, attorn to Owner and, Owner agrees to, continue the Sublease with the same force and effect as if Owner, as lessor, and Subtenant, as lessee, had entered into a lease as of such effective date, for the then unexpired term of the Sublease and containing the same provisions as those contained in the Sublease.  Owner and Subtenant shall have the same rights, obligations, and remedies as were had by Tenant and Subtenant, respectively, under the Sublease prior to such effective date and the Sublease shall be deemed to be a direct lease between Owner and Subtenant, except that in no event shall Owner be (a) liable for any act or omission by Tenant, (b) subject to any offsets or defenses which Subtenant had or might have against Tenant, (c) bound by any rent or additional rent or other payment paid by Subtenant to Tenant, (d) bound by any covenant to undertake or complete any work to the Sublet Space or any part thereof, or (e) bound by any obligation to make any payment to Subtenant.  Tenant shall immediately deliver to Owner any security deposit which Tenant is then holding under the Sublease, failing which the security deposit shall be delivered by Subtenant to Owner upon demand. The foregoing provisions of this paragraph shall apply notwithstanding that, as a matter of law, the Sublease may terminate upon the expiration, termination or surrender of the Lease and shall be self-operative; provided, however, that Subtenant, upon demand of Owner, agrees to execute and deliver such instrument or instruments as Owner may reasonably request to evidence and confirm the foregoing provisions of this paragraph.  Provided Subtenant is not in default under the Sublease, the foregoing provision of paragraph 7A shall be of no force or effect.

8.   Indemnity.  Tenant and Subtenant hereby each indemnify and hold harmless Owner from and against (a) all claims of whatever nature against Owner arising from any act, omission or negligence of, or the use and occupancy of the Sublet Space by, Subtenant, its contractors, licensees, agents, invitees, servants, employees or occupants, (b) all claims against Owner arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the term of the Sublease in the Sublet Space, (c) all claims against Owner arising from any accident, injury or damage occurring outside of the Sublet Space but anywhere within or about the Building, where such accident, injury or damage results or is claimed to have resulted from an act, omission or negligence of Subtenant or Subtenant's agents, invitees, employees or occupants, (d) any breach, violation or non-performance of any covenant, condition or agreement in the Sublease set forth and contained on the part of Subtenant to be fulfilled, kept, observed and performed, and (e) any cost, liability or responsibility for the payment of any sales tax with respect to any installations, furniture, furnishings, fixtures or other improvements located, installed or constructed in the Sublet Space, or the filing of any tax return in connection therewith regardless of whether such tax is imposed upon Owner or Subtenant.  Furthermore, this indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs and expenses of any kind or nature (including, without limitation, reasonable attorneys' fees and disbursements) incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof.  In case any action or proceeding is brought against Owner by reason of such claim, Subtenant, upon written notice from Owner, shall at Tenant's, or Subtenant's sole cost and expense, as the case may be, resist or defend such action or proceeding using counsel approved by Owner, which approval shall not be unreasonably withheld or delayed.  Notwithstanding the foregoing, Owner agrees that provided Subtenant’s insurance carriers satisfy the qualifications set forth in the Lease, any counsel appointed or selected by any of Subtenant’s insurance carriers shall be deemed approved.  The provisions of this paragraph shall survive the expiration date or earlier termination of the term of the Sublease and this Consent.  The indemnity and any rights granted to Owner pursuant to this paragraph shall be in addition to, and not in limitation of, any of Owner's rights under the Lease.

9.   Conflict.  If there shall be a conflict or inconsistency between the terms, covenants and conditions of this Consent or the Lease and the terms, covenants and conditions of the Sublease, then the terms, covenants and conditions of this Consent and the Lease shall prevail.

10.     Notices.  Any bills, statements, notices, demands, requests, consents or other communications given or required to be given under this Consent shall be effective only if rendered or given in accordance with the Lease.  With respect to Subtenant, its address for notices shall be as hereinabove set forth.

11.     Entire Agreement.  This Consent contains the entire agreement of the parties with respect to the matters contained herein and may not be modified, amended or otherwise changed except by written instrument signed by the parties sought to be bound. Furthermore, Tenant and Subtenant each acknowledge and represent that, other than this Consent, the Lease and the Sublease, there are no other agreements, oral or otherwise, or representations or warranties of any kind or nature referring or relating to, or in connection with, the Lease and the Sublease or the use and occupancy of the Sublet Space or any other portion of the Building.

12.     Governing Law.  This Consent shall for all purposes be construed in accordance with, and governed by, the laws of the State of New York (without giving effect to New York's principles of conflicts of law).

13.     Broker.  Tenant and Subtenant each represent and warrant to Owner that each has not dealt with any broker in connection with the Sublease or this Consent, and that no broker negotiated the Sublease or is entitled to any commission in connection therewith, except for CB Richard Ellis, Inc. (the “Broker”).  Tenant shall indemnify and hold Owner harmless from and against any and all claims for commission, fee or other compensation by any person who shall claim to have dealt with Tenant in connection with the Sublease and this Consent, including the Broker, and for any and all costs incurred by Owner in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements.  Subtenant shall indemnify and hold Owner harmless from and against any and all claims for commission, fee or other compensation by any person who shall claim to have dealt with Subtenant in connection with the Sublease and this Consent, including the Broker, and for any and all costs incurred by Owner in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements.  The provisions of this paragraph 13 shall survive the cancellation or expiration of the Sublease and this Consent.

14.     Miscellaneous.  A.  Each right and remedy of Owner provided for in this Consent or in the Lease shall be cumulative and shall be in addition to every other right and remedy provided for herein and therein or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise by Owner of any one or more of the rights or remedies so provided for or existing shall not preclude the simultaneous or subsequent exercise by Owner of any or all other rights or remedies so provided for or so existing.

B. Neither the partners, members, directors, shareholders or officers of Owner (collectively, the "Parties") shall be liable for the performance of Owner's obligations under this Consent, nor shall the Parties be liable for the performance of Owner's obligations under the Sublease pursuant to any attornment by Subtenant to Owner.  Tenant and Subtenant, as the case may be, shall look solely to Owner to enforce Owner's obligations hereunder and thereunder and shall not seek any damages against any of the Parties.  The liability of Owner for Owner's obligations under this Consent and the Sublease shall be limited to Owner's interest in the Building and Tenant and Subtenant shall not look to any other property or assets of Owner or the property or assets of any of the Parties in seeking either to enforce Owner's obligations under the Sublease pursuant to such attornment or to satisfy a judgement for Owner's failure to perform such obligations.

C. The terms and provisions of this Consent shall bind and inure to the benefit of the parties hereto and their respective successors and assigns except that no violation of the provisions of paragraph 3 hereof shall operate to vest any rights in any successor or assignee of Tenant or Subtenant.

D. If any one or more of the provisions contained in this Consent shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

E. The captions contained in this Consent are for convenience only and shall in no way define, limit or extend the scope or intent of this Consent, nor shall such captions affect the construction thereof.

F. This Consent may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

G. Tenant and Subtenant each represent and warrant that each has full right, power and authority to enter into this Consent and that the person or persons executing this Consent on behalf of Tenant or Subtenant, as the case may be, are duly authorized to do so.

H. It is expressly understood and agreed that this Consent shall not create or constitute, nor shall it be deemed to create or constitute, any landlord-tenant relationship, or occupancy or license agreement between Owner and Subtenant.

I. This Consent is offered for signature by Tenant and Subtenant and it is understood that this Consent shall not be binding upon Owner unless and until Owner shall have executed and delivered a copy of this Consent to both Tenant and Subtenant and received a fully executed original Sublease.

J. Tenant shall in accordance with Article 42 of the Lease, pay to Owner upon execution hereof any reasonable costs, including reasonable attorneys' fees and disbursements, incurred by Owner in connection with the Sublease and this Consent, in the amount of $12,246.00.

K. If Tenant shall terminate, or shall give any notice to Subtenant terminating the Sublease, Tenant shall notify Owner promptly thereafter.

L. Tenant and Subtenant jointly and severally represent to Owner that:  (i) Exhibit A is a true and correct copy of the Sublease and that the Sublease has not been amended, changed or modified; (ii) the term of the Sublease, including any extension or renewal thereof, will expire on or prior to (but in any event not later than) the date set for the expiration of the term of the Lease, subject to paragraph 15 below; and (iii) all of the criteria for Owner’s approval of the Sublease set forth in all applicable provisions of the Lease have been satisfied.  Subtenant represents to and agrees with Owner that the financial information submitted to Owner concerning Subtenant is true and correct in all respects, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading and fairly presents the financial condition of Subtenant as of the date thereof and no material adverse change has occurred in the financial condition reflected therein since the date thereof.

M. Subtenant shall obtain and maintain throughout the term of the Sublease, in Subtenant’s fire insurance policies covering Subtenant’s property in the Sublet Space, and Subtenant’s use and occupancy of the Sublet Space, provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occasioned by fire or other casualty which is an insured risk under such policies.  Subtenant hereby waives any right of recovery against Owner, any lessors under any ground or underlying leases, any other tenants and occupants of the Building, and any servants, employees, agents or contractors of Owner, or of any such lessor, or of any such other tenants or occupants, for any loss occasioned by fire or other casualty which is an insured risk under such policies.  Subtenant shall look solely to the proceeds of such policies to compensate Subtenant for any loss occasioned by fire or other casualty, which is an insured risk under such policies.

N. Except as expressly provided in paragraphs 15 and 16 below, neither the Sublease nor this Consent shall release or discharge Tenant from any liability or obligation under the Lease, and Tenant shall be and remain liable and responsible for the due keeping and the full performance and observance of all of the provisions of the Lease on the part of Tenant to be kept, performed and observed, including, without limitation, the payment of all fixed rent and additional rent under the Lease (including, without limitation, all additional rent due under Articles 39, 46, 49 and 53 thereof).

O. Both Tenant and Subtenant shall be and continue to be jointly and severally liable for all bills rendered by Owner for charges incurred or imposed for services rendered and material supplied to the Sublet Space by Owner whether requested by Tenant and/or Subtenant.  Tenant and Subtenant shall be and continue to be liable for all bills rendered by Owner for charges incurred by or imposed upon Subtenant for services rendered and materials supplied to the Sublet Space.

P. In the event of any default by Tenant or Subtenant in the full performance and observance of any of their respective obligations under this Consent (by act or omission) or in the event any representation of Tenant or Subtenant contained herein should prove to be untrue, such event may, at Owner's option, be deemed a default by Tenant under the Lease and Owner shall have all of the rights, powers and remedies provided for in the Lease or at law or in equity or by statute or otherwise with respect to defaults.

Q. Tenant and Subtenant shall not publicize, and shall keep confidential, the terms and conditions of the Lease, Sublease and this Consent.

15.           Lease and Sublease Extension.  The term of the Lease and Sublease shall be and is hereby extended for an additional term of three (3) years, which shall expire July 31, 2013, (“Extension Term”), on all of the terms and provisions of the Lease, except that the rent for the Extension Term shall be as set forth in Section 1.6 of the Sublease, unless sooner terminated pursuant to any of the terms, covenants and conditions of the Lease or pursuant to law.  Effective August 1, 2010 (“Extension Effective Date”): (i)  Subtenant shall attorn to Owner and, Owner agrees to, continue the Sublease with the same force and effect as if Owner, as lessor, and Subtenant, as lessee, had entered into a lease as of such effective date, and containing the same monetary provisions as those contained in the Sublease (and as otherwise provided in paragraph 7B above), (ii) the Lease, the monetary provisions of which shall be as modified by the Sublease, shall continue between Owner and Subtenant, (iii) Tenant shall be released from liability under the Lease and Sublease first accruing from and after the Extension Effective Date, and (iv) Subtenant agrees to continue in and accept possession of the Premises and all Building systems in their then “as-is” physical condition on the Extension Effective Date, it being understood and agreed that Landlord shall not be obligated to make any improvements in order to make the Premises suitable and ready for continued occupancy and use by Subtenant.  At least ten (10) days prior to the Extension Effective Date, Tenant and Subtenant shall deliver to Owner the security deposit under the Sublease that shall replace the security deposit held by Owner under the Lease (“Replacement Security Deposit”), failing which shall be deemed a default under the Lease.  In addition, in the event Owner releases Tenant as a lessee under the Lease prior to the Extension Effective Date (such release being in Landlord’s sole and absolute discretion and conditioned upon Landlord’s receipt of the Replacement Security Deposit), Subtenant shall attorn to Owner and, Owner agrees to, continue the Sublease with the same force and effect as if Owner, as lessor, and Subtenant, as lessee, had entered into a lease as of such effective date, and containing the same monetary provisions as those contained in the Sublease and as otherwise provided in paragraph 7B above, subject to the provisions of this paragraph 15.

16.    Restoration.  Notwithstanding anything to the contrary set forth in paragraph 3 of the Lease or other relevant provisions thereof (and intending to amend same, to the extent necessary), on, or prior to, the expiration of the original term of the Lease, Tenant shall be required, at Tenant’s sole cost and expense, to remove all of the wiring and cables inside the conduit(s) from the Premises to the generator and from the Premises to the roof of the Building.  Except as set forth in the prior sentence and notwithstanding anything to the contrary set forth herein or set forth in paragraph 3 of the Lease or other relevant provisions thereof, Tenant (only) shall not be responsible for restoring or removing any other alterations in the Premises; provided however, Tenant shall be required to repair and shall be responsible for any damage to the Premises or the Building due to the removal of the wiring and cables as set forth herein.  Notwithstanding anything to the contrary set forth in paragraph 3 of the Lease or other relevant provisions thereof, Subtenant shall not have any responsibility to remove or restore the existing alterations installed by Tenant or Owner in the Premises but shall have responsibility to remove, restore and/or repair, as the case may be, in accordance with the Lease, any alterations, it makes and/or installs, or made and/or installed on its behalf, in the Premises.

17.            Estoppel. Attached as Exhibit B is a true and correct copy of the Lease.  The Lease is un-amended (except as attached hereto). To the best of Owner’s knowledge, there exists no default on the part of Tenant.

18.            Subtenant’s Option to Terminate. Owner acknowledges the provisions of Section 1.5 of the Second Sublease Modification, and agrees that the exercise of the right of Subtenant pursuant thereto (provided such exercise is timely and in accordance with the terms contained in Section 1.5 of the Second Sublease Modification) shall be effective to terminate the Sublease and the Lease as against Owner notwithstanding Subtenant’s agreement to attorn to Owner and the provisions for Subtenant to assume the Lease from and after the Extension Effective Date.

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IN WITNESS WHEREOF, Owner, Tenant and Subtenant have respectively executed this Consent as of the day and year first above written.

OWNER:

75 BROAD, LLC

By: /s/ Joseph Jerome
Name: Joseph Jerome
Title: Authorized Signatory

TENANT:
DELTATHREE INC.

By: /s/ Richard Grant
Name: Richard Grant
Title: CFO & Treasurer

SUBTENANT:
EMARKETER, INC.

By: /s/ Terry Chabrowe
Name: Terry Chabrowe
Title: COO

State of New York                                )
)           ss.:
County of Richmond                           )

On the 20th day of July in the year 2008 before me, the undersigned, personally appeared Joseph Jerome, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they is the representative of 75 Broad, LLC, a limited liability company, and that he/she/they executed the same in his/her/their capacity(ies) as such officer of said corporation, and that by his/her/their signature(s) on the instrument, the corporation upon behalf of which the individual(s) acted, executed the instrument.

/s/ Dawn Leonardi
Notary Public

State of New York                                )
)           ss.:
County of New York                            )

On the 11th day of July in the year 2008 before me, the undersigned, personally appeared Richard Grant, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they is the CFO and Treasurer of Deltathree Inc., a corporation, and that he/she/they executed the same in his/her/their capacity(ies) as such officer of said corporation, and that by his/her/their signature(s) on the instrument, the corporation upon behalf of which the individual(s) acted, executed the instrument.

/s/ Maxine Heuman
Notary Public

State of New York                                )
)           ss.:
County of New York                            )

On the 15th day of July in the year 2008 before me, the undersigned, personally appeared Terry Chabrowe, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they is the COO of eMarketer, Inc., a corporation, and that he/she/they executed the same in his/her/their capacity(ies) as such officer of said corporation, and that by his/her/their signature(s) on the instrument, the corporation upon behalf of which the individual(s) acted, executed the instrument.

/s/ Richard Salomon
Notary Public

ASSIGNMENT AND ASSUMPTION OF INTEREST

THIS ASSIGNMENT AND ASSUMPTION OF INTEREST is made this 15th day of July, 2008, by deltathree, Inc. (“Assignor”) and eMarketer, Inc. (“Assignee”).

RECITALS:

1. Assignor is the lessee under a certain Main Lease (as such term is defined in that certain Sublease between Assignor and Assignee as same has been amended).

2. Pursuant to a certain Second Modification to Sublease Agreement (the "Sublease"), Assignee has agreed to assign to Assignor all of Assignor’s right, title and interest in and to the Main Lease, and Assignee hereby wishes to accept the assignment.

AGREEMENT:

1. As of August 1, 2010, Assignor hereby assigns to Assignee all of Assignee’s right, title and interest in and to the Main Lease.

2. As of August 1, 2010, Assignee agrees to accept the foregoing assignment for the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and agrees to perform any and all obligations which Assignee is required to perform under the Main Lease, as amended by the Sublease, and hereby adopts and approves all the terms and provisions of the Main Lease in effect as of the date hereof, as amended by the Sublease.

IN WITNESS WHEREOF, the parties have entered into this Agreement the day and year first above written.

deltathree, Inc.

By: /s/ Richard Grant
Name: Richard Grant
Title: CFO & Treasurer

eMarketer, Inc.

By: /s/ Terry Chabrowe
       Name: Terry Chabrowe
      Title: COO

STATE OF NEW YORK  :
:  SS:
COUNTY OF NEW YORK  :
On the 15th day of July, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Richard Grant, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Maxine Heumann
Notary Public

STATE OF NEW YORK  :
:  SS:
COUNTY OF NEW YORK  :
On the 15th day of July, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Terry Chabrowe, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Richard Salomon
Notary Public

eMarketer, Inc.
75 Broad Street
New York, New York
July 21, 2008

deltathree, Inc.
75 Broad Street
New York, New York

Ladies and Gentlemen:

Reference is made to that certain Second Modification to Sublease Agreement, dated July 15, 2008, between us, adding the 31st floor at 75 Broad Street to the premises subleased by deltathree Inc. to eMarketer, Inc. TERMS.

This confirms that the Additional Subleased Premises Term commenced on July 15, 2008.

This further confirms that, as provided in the Consent to Sublease and Lease Extension Agreement, dated as of July 15, 2008, (i) eMarketer Inc.shall not have any responsibility to remove or restore existing alterations in the subleased premises, and (ii) deltathree Inc. shall not have any responsibility to remove or restore any alterations in the subleased premises other than the wiring an cables inside the conduits from the subleased premises to the generator and from the subleased premises to the roof of the building and any damage caused thereby.

Very truly yours,

eMarketer, Inc.

By: /s/ Terry Chabrowe
       Name: Terry Chabrowe
       Title: COO

ACCEPTED AND AGREED:

deltathree, Inc.

By: /s/ Richard Grant
       Name: Richard Grant
       Title: CFO & Treasurer